UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 14, 2019 (October 31, 2018)
Adobe Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company □

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

On November 5, 2018, Adobe Inc. ("Adobe" or "Company") filed a Current Report on Form 8-K reporting that on October 31, 2018, the Company closed its acquisition of Marketo, Inc. This Form 8-K/A amends the original Form 8-K to include the historical audited and unaudited financial statements of Milestone HoldCo, LLC, a wholly-owned subsidiary of Milestone TopCo, Inc. and Marketo's parent company, and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the original Form 8-K in reliance on the instructions to such items.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2018 and 2017 and the audited consolidated financial statements as of and for the year ended December 31, 2017 of Milestone HoldCo, LLC are filed as Exhibit 99.1 hereto and are incorporated by reference herein.
(b) Pro Forma Financial Information.
The required pro forma financial information as of and for the nine months ended August 31, 2018 and for the year ended December 1, 2017 is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.
(d) Exhibits.

Exhibit		Incorporated by Reference**
Number	Exhibit Description	Form	Filing Date	Exhibit Number	SEC File No.	Filed Herewith
23.1	Consent of Independent Registered Public Accounting Firm					X
99.1
Unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2018 and 2017 and audited consolidated financial statements as of and for the year ended December 31, 2017 of Milestone HoldCo, LLC
X
99.2	Pro forma financial information as of and for the nine months ended August 31, 2018 and for the year ended December 1, 2017					X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE INC.

Date: January 14, 2019	By:	/s/ JOHN MURPHY
John Murphy
Executive Vice President and Chief Financial Officer